Pricing Supplement No. 2                           Rule 424(b)(2)

Dated:  October 4, 1996                            Registration No. 33-61045

(To Prospectus dated September 1, 1995, and Prospectus Supplement dated
 November 1, 1995)

                                NORWEST CORPORATION

                             Medium-Term Notes, Series H

                                  Fixed Rate Notes

            Interest payable each April 1 and October 1 and at Maturity

 Aggregate
 Principal      Proceeds     Date of   Maturity   Interest
  Amount       to Company     Issue      Date       Rate             Agent
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$200,000,000  $197,386,000   10/09/96  10/01/06    6.75%    UBS Securities
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Other Terms:  CUSIP #66938FJR6
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